UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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(Name of Registrant as Specified In Its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MidCarolina Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MIDCAROLINA FINANCIAL

CORPORATION

P. O. Box 968

3101 South Church Street

Burlington, North Carolina 27215

(336) 538-1600

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 20, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Stockholders (the “Annual Meeting”) of MidCarolina Financial Corporation (the “Company”) will be held on May 20, 2004 at 10:00 a.m., local time, at the Ramada Inn of Burlington, 2703 Ramada Road, Burlington, North Carolina 27215.

The Annual Meeting is for the purpose of considering and voting upon the following matters:

1. To elect five persons who will serve as directors of the Company until the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualify.

2. To approve the MidCarolina Financial Corporation Omnibus Stock Ownership and Long Term Incentive Plan.

3. To ratify the appointment of Dixon Hughes PLLC by the Company’s Audit Committee as the independent auditor for the Company for the fiscal year ending December 31, 2004.

4. To transact any other business that properly comes before the Annual Meeting or any adjournments. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

The Board of Directors has established April 8, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors

/s/ RANDOLPH J. CARY, JR.

Randolph J. Cary, Jr.
President and Chief Executive Officer

Burlington, North Carolina

April 15, 2004

You may vote your shares at the Annual Meeting either by telephone or by mail. You are urged, regardless of the number of shares you hold, to register your proxy promptly by following the instructions on the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience if you choose to vote by mail.

MIDCAROLINA FINANCIAL CORPORATION

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

May 20, 2004

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

This Proxy Statement is being furnished to stockholders of MidCarolina Financial Corporation (the “Company”) in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies to be used at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 20, 2004 at 10:00 a.m., local time, at the Ramada Inn of Burlington, 2703 Ramada Road, Burlington, North Carolina 27215, and at any adjournments. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about April 15, 2004.

The Company’s principal executive offices are located at 3101 South Church Street, Burlington, North Carolina 27215. The telephone number is (336) 538-1600.

Other than the matters listed on the attached Notice of the 2004 Annual Meeting of Stockholders, the Board of Directors is not aware of any matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented by proxy in accordance with their best judgment on any other business properly brought before the Annual Meeting or any adjournments.

Revocability of Proxy

A mailed proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A telephone proxy may be revoked by telephone or by attending the Annual Meeting and voting in person. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Annual Meeting.

Solicitation

The Company will pay the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers, and regular employees of the Company and its wholly-owned commercial bank subsidiary, MidCarolina Bank (the “Bank”), without additional compensation. The Company has requested that brokerage houses and nominees forward these proxy materials to the beneficial owners of shares held of record by those persons and, upon request, the Company will reimburse them for their reasonable out-of-pocket expenses in doing so.

Voting Securities

Regardless of the number of shares of common stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to register their proxy by following the instructions on the enclosed proxy card. Stockholders may vote in person, by mail via the enclosed proxy, or by telephone in accordance with the instructions on the enclosed proxy. Any stockholder may vote for, against, or abstain with respect to any matter to come before the Annual Meeting. If the proxy is properly completed and returned, and not revoked, it will be voted in accordance with the instructions given. If the proxy is returned with no instructions given, the proxy will be voted FOR all matters described in this Proxy Statement. If instructions are given for some but not all proposals, the instructions that are given will be followed and the proxy will be voted FOR the proposals on which no instructions are given.

The Board of Directors has fixed the close of business on April 8, 2004 as the record date (“Record Date”) for the determination of those stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 2,074,674 shares of common stock. Each share of common stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

The presence, in person or by proxy, of the holders of at least a majority of shares of the common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Because many stockholders cannot attend the Annual Meeting in person, it is necessary for a large number to be represented by proxy. Accordingly, the Board of Directors has designated proxy holders to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

Vote Required for Approval

In order to be elected, a nominee to the Board of Directors needs to receive a plurality of the votes cast in the election of the applicable class of directors for which he has been nominated. As a result, those persons nominated for election that receive the largest number of votes will be elected as directors. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

The proposal concerning the MidCarolina Financial Corporation Omnibus Stock Ownership and Long Term Incentive Plan (the “Omnibus Plan”) will be approved if a majority of stockholders entitled to vote at the Annual Meeting vote to approve the Omnibus Plan.

The proposal to ratify the appointment of the Company’s independent auditor by the Company’s Audit Committee for the year ending December 31, 2004 will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

Solicited proxies will be returned to the Board of Directors, and will be tabulated by one or more inspectors of election designated by the Board of Directors. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, no persons or groups, as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), held of record or are known to the Company to own beneficially more than 5% of the common stock.

Set forth below is certain information, as of the Record Date, regarding shares of common stock owned beneficially by each of the members of the Board of Directors, nominees to the Board, each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Dexter R. Barbee Sr., Director Holly Hill Lane, Suite 102 B Burlington, North Carolina 27215	18,446(3)	0.9%

H. Thomas Bobo, Director P.O. Box 689 Burlington, North Carolina 27215	21,748(4)	1.0%

Randolph J. Cary, Jr., President, Chief Executive Officer and Director P.O. Box 968 Burlington, North Carolina 27216	69,949(5)	3.4%

Thomas E. Chandler, Director P.O. Drawer 131 Burlington, North Carolina 27216-0131	33,032(4)	1.6%

James R. Copland, III, Director P.O. Box 1208 Burlington, North Carolina 27215	57,377(6)	2.8%

James B. Crouch, Jr., Director* P.O. Box 2000 Whitsett, North Carolina 27377	49,788(4)	2.4%

Ralph M. Holt Jr., Director P.O. Box 819 Burlington, North Carolina 27215	67,274(7)	3.2%

F. D. Hornaday III, Director P.O. Box 790 Burlington, North Carolina 27216	25,510(4)	1.2%

Name and Address	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Teena Marie Koury, Director P.O. Drawer 850 Burlington, North Carolina 27215	19,568(4)	0.9%

John H. Love, Director P.O. Box 1796 Burlington, North Carolina 27216-1796	24,520(4)	1.2%

Maxine H. O’Kelley, Director* 2219 Sunset Hills Drive Burlington, North Carolina 27215	21,846(4)	1.1%

R. Craig Patterson 605 Driftwood Drive Gibsonville, NC 27249	27,343(8)	1.3%

James B. Powell, Director 1573 York Place Burlington, North Carolina 27215	89,296(4)	4.3%

John K. Roberts, Director P.O. Drawer 256 Gibsonville, North Carolina 27249	33,390(4)	1.6%

James H. Smith, Jr., Director P.O. Box 2290 Burlington, North Carolina 27216	24,512(4)	1.2%

Robert A. Ward, Director P.O. Box 19109 Greensboro, North Carolina 27419-9109	29,468(4)	1.4%

Directors and Executive Officers as a Group (16 Persons)	613,067(9)	30%

*	Both Mr. Crouch and Ms. O’Kelley resigned from the Board of Directors during 2003 for personal and professional reasons.

(1)	Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or other entities controlled by the named individuals.

(2)	Based upon a total of 2,074,674 shares of stock outstanding at the Record Date. Assumes the exercise of only those stock options included with respect to the designated recipient.

(3)	Includes 1,980 shares underlying options that have vested or are exercisable within 60 days under the MidCarolina Company Director Stock Option Plan.

(4)	Includes 9,668 shares underlying options that have vested or are exercisable within 60 days under the MidCarolina Company Director Stock Option Plan.

(5)	Includes 45,936 shares underlying options that have vested or are exercisable within 60 days under the MidCarolina Company Employee Stock Option Plan.

(6)	Includes 24,508 shares underlying options that have vested or are exercisable within 60 days under the MidCarolina Company Director Stock Option Plan.

(7)	Includes 24,506 shares underlying options that have vested or are exercisable within 60 days under the MidCarolina Company Director Stock Option Plan.

(8)	Includes 19,800 shares underlying options that have vested or are exercisable within 60 days under the MidCarolina Employee Stock Option Plan.

(9)	Includes 223,078 shares underlying options that have vested or are exercisable within 60 days under the MidCarolina Company Director and Employee Stock Option Plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of the forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during the fiscal year ended December 31, 2003 all of its executive officers and directors complied with all applicable Section 16(a) filing requirements.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Bylaws of the Company provide that the number of directors of the Company will not be less than five (5) or more than thirty (30), with the exact number within this range to be fixed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at thirteen (13) members.

The Company’s Articles of Incorporation and Bylaws provide that, so long as the total number of directors is nine or more, the directors are to be divided into three classes, as nearly equal as possible in number. Each director in a class will be elected for a term of three years or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualify. As a result, there is one class of directors to be elected at the Annual Meeting.

The Board of Directors, upon recommendation of the Corporate Governance and Nominating Committee, has nominated Randolph J. Cary, Jr., James R. Copland, III, Ralph M. Holt, Jr., John K. Roberts, and Robert A. Ward for election as directors to serve for a three-year term or until their earlier death, resignation, retirement, removal, or disqualification or until their successors are elected and qualified. Any other persons nominated must be nominated for a three-year term.

The persons named in the accompanying form of proxy intend to vote any shares of the Company’s common stock represented by valid proxies received by them to elect these five (5) nominees as directors for three-year terms, unless authority to vote is withheld or the proxies are duly revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees become unavailable to accept nomination or election, it is intended that the proxy holders will vote to elect in his or her stead another person recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors or to reduce the number of directors to be elected at the Annual Meeting by the number of persons unable or unwilling to serve (subject to the requirements of the Articles of Incorporation and Bylaws). The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee needs to receive a plurality of the votes cast.

The same persons serving as directors of the Company are directors of the Bank.

The following table sets forth as to each nominee, his or her name, age as of December 31, 2003, principal occupation during the last five (5) years, the term for which he or she has been nominated, and the year he or she was first elected as a director.

NOMINEES FOR TERM ENDING AS OF 2007 ANNUAL MEETING

Name (Age)	Position(s) Held	Principal Occupation During Last Five Years	Existing Term Expires	Director of Bank Since	Director of Company Since
Randolph J. Cary, Jr. (56)	Director, President, and Chief Executive Officer	President and Chief Executive Officer of the Bank since August 1997	2004	1997	2002

James R. Copland, III (63)	Director	President and Treasurer, Copland Industries, Inc. (textile manufacturer) 1962 to present	2004	1997	2002

Ralph M. Holt Jr. (72)(1)	Director	Chairman, Holt Hosiery Mills, Inc. (hosiery manufacturer) 1958 to present	2004	1997	2002

John K. Roberts (55)	Director	Chief Executive Officer, Eagle Affiliates, Inc. (management, development and consulting) 1998 to present; Chief Executive Officer, Wendy’s of Burlington, Inc. 1976 to 1998	2004	1997	2002

Robert A. Ward (63) (2)	Director	Executive Vice President, Chief Financial Officer, Unifi, Inc. (retired)	2004	1997	2002

(1)	Also serves on Board of Directors of Caraustar Industries, Inc., an Exchange Act reporting company.

(2)	Also served on Board of Directors of Unifi, Inc., an Exchange Act reporting company until he resigned in July 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

The following table sets forth for each director continuing in office, his or her name, age as of December 31, 2003, principal occupation during the last five (5) years, the term for which he or she is serving and the year he or she was first elected as a director.

DIRECTORS CONTINUING IN OFFICE

Name (Age)	Position(s) Held	Principal Occupation During Last Five Years	Existing Term Expires	Director of Bank Since	Director of Company Since
H. Thomas Bobo (59)	Director	Chairman, Fairystone Fabrics, Inc. (textile manufacturer) 2000 to present; President and Chief Executive Officer, Fairystone Fabrics, Inc. 1982 to 2000	2005	1997	2002

F.D. Hornaday III (54) (1)	Director	Chief Executive Officer, Knitwear Fabrics, Inc.	2005	1997	2002

Teena Marie Koury (46)	Director	Owner, Carolina Hosiery Mills, Inc.	2005	1997	2002

John H. Love (44)	Director	President, W.E. Love & Associates, Inc. (insurance brokerage) 1982 to present	2005	1997	2002

James B. Powell (65) (2)	Director	Manager, Allemanni, LLC (personal investments) 1997 to present	2005	1997	2002

Dexter R. Barbee Sr. (64)	Director	Chairman and Chief Executive Officer, Apollo Chemical Corp.	2006	1997	2002

Thomas E. Chandler (68)	Director	Chairman and Chief Executive Officer, Chandler Concrete Co, Inc. 1974 to present	2006	1997	2002

James H. Smith, Jr. (48)(1)	Director	President, Villane, Inc. (real estate development) 1980 to present; President, Southwick Golf Course 1988 to present; Chairman of Trust Company of the South (investment management) 1992 to present; Partner, GEM & Co. (textile imports) 1986 to present; Vice President, Liberty Finance Co. 1990 to 2000(3)	2006	1997	2002

(1)	Also serves on Board of Directors of Trust Company of the South.

(2)	Also serves on Board of Directors of Lab Corp and U.S. Trust of North Carolina, which are both Exchange Act reporting companies.

(3)	Liberty Finance Co. filed a petition under Chapter 11 of the Bankruptcy Code on June 16, 1999. On December 31, 2002, this matter was resolved per “Notice of Dismissal”.

Meetings of the Board and Committees of the Board

The Board of Directors routinely meets every quarter and held seven (7) meetings during the fiscal year ended December 31, 2003. All of the current directors of the Company attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during the fiscal year ended December 31, 2003.

The Company’s Board of Directors has appointed three standing committees to which certain responsibilities have been delegated—the Audit Committee, the Corporate Governance and Nominating Committee and the Executive Committee.

Director Attendance at Annual Meetings

Although it is customary for all Board members to attend, the Company has no formal policy in place with regard to Board members’ attendance at its annual meeting of stockholders. All but six (6) Board members attended the Company’s 2003 annual meeting of stockholders, which was held on May 1, 2003.

Process for Communicating with Board Members

The Company does not have a formal procedure for stockholder communication with our Board of Directors. In general, our directors and executive officers are easily accessible by telephone, postal mail or electronic mail. Any matter intended for the Board, or for any individual member or members of the Board, can be directed to Randolph J. Cary, Jr., our Chief Executive Officer, or Christopher Redcay, our Chief Financial Officer at the Company’s following address with a request to forward the same to the intended recipient: MidCarolina Financial Corporation, Post Office Box 968, Burlington, North Carolina 27215. Alternatively, stockholders may direct correspondence to the Board, or any of its members, in care of the Company at the Company’s address above. All of these communications received will be forwarded to the intended recipient unopened.

Report of Executive Committee

The Executive Committee is appointed by the Board of Directors and includes Mr. Cary, the Chief Executive Officer, Mr. Copland, the Chairman, Mr. Holt, Mr. Barbee, Mr. Chandler, Mr. Hornaday, Mr. Powell, Mr. Roberts and Mr. Ward. The Executive Committee functions between meetings of the Board and is responsible for implementing the policy decisions of the Board of Directors.

Report of Compensation Committee

Because all of the executive officers of the Company are also executive officers of the Bank and receive their compensation through the Bank, the Bank’s Compensation Committee also serves as the compensation committee for the Company and consists of Mr. Holt, Mr. Crouch (before his resignation), Mr. Chandler, and Mr. Smith. The Board of Directors has determined that these directors are “independent” as defined in Rule 4200(a)(15) of the NASD’s listing standards. This Committee determines the compensation of the Chief Executive Officer (“CEO”) of the Company. The salary of the CEO is based upon his contributions to the Company’s overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day-to-day operations. The Compensation Committee also compares the compensation of the CEO with compensation paid to CEO’s of comparable financial institutions in North Carolina. Any cash or equity incentive plans for the CEO, as well as other senior executives, are linked to the achievement of financial goals set in advance by the Compensation Committee. The Compensation Committee, upon the recommendation of Mr. Cary, the CEO, approves the compensation paid to the other officers of the Bank and the Company. The Compensation Committee met one (1) time during the fiscal year ended December 31, 2003.

Report of Corporate Governance and Nominating Committee

The Company established a Corporate Governance and Nominating Committee on January 28, 2003. The Corporate Governance and Nominating Committee consists of Mr. Powell, Chairman, Mr. Barbee, Mr. Chandler, Mr. Roberts and Mr. Ward. All members of the Corporate Governance and Nominating Committee are independent as defined in Rule 4200(a)(15) of the NASD’s listing standards. The Corporate Governance and Nominating Committee has adopted a written charter, which is attached as Appendix A to this Proxy Statement. The Corporate Governance and Nominating Committee establishes, reviews and interprets corporate governance policies and guidelines, evaluates qualifications and candidates for positions on the Board, nominates new and replacement members for the Board and recommends Board committee composition. In addition, the Corporate Governance and Nominating Committee facilitates an annual evaluation of the Board by its members and individual director performance. The Corporate Governance and Nominating Committee met two (2) times during the fiscal year ended December 31, 2003.

In identifying and reviewing candidates for the Board, the Corporate Governance and Nominating Committee seeks individuals whose background, knowledge and experience will assist the Board in furthering the interests of the Company and its stockholders. Some of the factors considered in this evaluation include experience in the areas of banking and finance, accounting, and the related businesses of the Company and the Bank, as well as outstanding achievement in his or her personal career, an understanding of the business environment generally, a willingness to devote adequate time to service on the Board of Directors and integrity. The Corporate Governance and Nominating Committee reviews the qualifications of, and approves and recommends to the Board, those individuals to be nominated for positions on the Board and submitted to stockholders for election at each Annual Meeting. In addition, the Corporate Governance and Nominating Committee will consider nominees for the Board by stockholders that are proposed in accordance with the advance notice procedures in our bylaws which are described in the section of this Proxy Statement entitled “Date for Receipt of Stockholder Proposals.”

The Company did not engage a third-party consulting firm to identify director nominees in 2003. The Company does not publish the Corporate Governance and Nominating Committee Charter on its website; however, a copy of the Committee Charter will be sent to you with no charge upon written request to Randolph J. Cary, Jr., P.O. Box 968, 3101 South Church Street, Burlington, North Carolina 27215.

Report of Audit Committee

The Audit Committee of the Board of Directors consists of Mr. Roberts, Chairman, Mr. Bobo, Mr. Holt and Mr. Hornaday. The Board of Directors has determined that these directors are “independent” as defined in Rule 4200(a)(15) of the NASD’s listing standards and the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the SEC’s rules and regulations. The Audit Committee meets on an as-needed basis but not less than once annually and, among other responsibilities, (i) appoints, compensates and retains the Company’s independent auditor; (ii) oversees the independent auditing of the Company; (iii) arranges for periodic reports from the independent auditors and from management of the Company and the internal auditor of the Company; (iv) reviews corporate policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company’s policies regarding internal and external auditing and appoints, meets with and oversees the performance of the employees responsible for those activities; (vi) establishes and reviews annually procedures for the receipt, retention, and treatment of complaints regarding accounting, internal auditing controls and auditing matters; (vii) pre-approves all audit and non-audited related services provided by the independent auditor; and (viii) performs other duties as may be assigned to it by the Board of Directors.

The Board of Directors has determined that John K. Roberts, Chairman of the Audit Committee, is an “audit committee financial expert” and “independent” as defined under applicable rules and regulations.

The Board’s affirmative determination was based upon, among other things, his educational and professional credentials and financial background.

The Company has adopted a written charter for the Audit Committee that is reviewed annually, and amended as needed, by the Audit Committee. The Audit Committee’s charter, as amended on October 16, 2003 and ratified by the Board of Directors on December 16, 2003, is enclosed with this Proxy Statement as Appendix B. The Audit Committee met five (5) times during the fiscal year ended December 31, 2003.

The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, and reviewed and discussed the audited financial statements of the Company, both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independent Discussions with Audit Committees,” and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. Based upon the Audit Committee’s review and discussions with management and the independent auditors referenced above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the SEC. The Audit Committee also reappointed the independent auditors and the Board of Directors concurred in such appointment.

John K. Roberts, Chairman

H. Thomas Bobo

Ralph M. Holt, Jr.

F.D. Hornaday, III

Board of Directors of the Bank

The Bank currently has a thirteen (13) member board of directors, which is currently comprised of all of the same persons who are currently directors of the Company.

The Bank’s Board of Directors has appointed the following standing committees to which certain responsibilities are delegated: the Loan Committee, the Community Reinvestment Act Committee, the Strategic Planning Committee, the Asset and Liability Committee, the Executive Committee and the Compensation Committee.

Director Compensation

Directors’ Fees. The members of the Company’s Board of Directors receive no fees or other compensation for their service to the Company. However, for the year ending December 31, 2003, for their service on the Bank’s board of directors, the directors, excluding the Chairman and Vice Chairman of the Board, received $300 per board meeting attended and Executive Committee meeting attended, and $200 per committee meeting, other than meetings of the Executive Committee, attended. The Chairman of the Board, James R. Copland, III, and the Vice Chairman of the Board, Ralph M. Holt, Jr., received a fixed monthly amount of $1,000 and $900, respectively, in lieu of board and committee fees. For fiscal year ended December 31, 2003, directors’ fees totaled $81,000 in the aggregate. Mr. Cary does not receive any fees for service on the Board of Directors.

Stock Option Plan. See “Executive Compensation — Stock Option Plans” for a discussion of the directors’ benefits under the Director Stock Option Plan.

Executive Officers

The following table sets forth certain information with respect to the executive officers of the Company and the Bank.

Name	Age on December 31, 2003	Positions and Occupations During Last Five Years
Randolph J. Cary, Jr.	56	President, Chief Executive Officer and Director of the Company since May 2002; President, Chief Executive Officer, and Director of the Bank since August 1997

Christopher B. Redcay	51	Chief Financial Officer of the Company since July 15, 2003; Senior Vice President, Chief Financial Officer and Treasurer, First Community Financial Corp and Community Savings Bank, 1998 – 2002

R. Craig Patterson	42	Vice President of the Company since May, 2002; Senior Credit Officer and Vice President of the Bank since August 1997

Executive Compensation

Summary Compensation Table. The following table shows, for the fiscal years indicated, the cash and certain other compensation paid to or accrued for that year, to the Company’s and Bank’s CEO. Other than R. Craig Patterson, the Company and the Bank have no executive officers, whose total annual salary exceeded $100,000 in 2003.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)[1,2]	Bonus ($)	Other Annual Compensation ($)	Awards		Payouts Long- term Incentive Payouts ($)	All Other Compensation ($)[3]
					Restricted Stock Award($)	Securities Underlying Options (#)
Randolph J. Cary, Jr. President and Chief Executive Officer	2003 2002 2001	155,000 140,000 130,000	70,000 50,000 35,000	— — —	— — —	— — —	— — —	7,121 3,240 3,829

R. Craig Patterson Vice President	2003 2002 2001	95,000 95,000 86,778	28,000 15,000 10,000	— — —	— — —	— — —	— — —	7,368 2,967 2,699

(1)	Perquisites and personal benefits awarded to Mr. Cary and Mr. Patterson did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus.

(2)	Includes salary received and amounts deferred during each year at the election of the executor officer pursuant to the Bank’s Section 401(k) Retirement Plan.

(3)	The Company contributed $7,121, $3,240, and $3,829 to Mr. Cary’s 401(k) Plan for the fiscal years 2003, 2002 and 2001, respectively. The Company contributed $7,368, $2,967, and $2,699 to Mr. Patterson’s 401(k) Plan for the fiscal years 2003, 2002, and 2001, respectively.

Employment Agreement. On May 30, 1997, the Bank entered into an employment agreement with Randolph J. Cary, Jr. in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provided for an initial annual base salary of $96,000 and an initial term of employment of four years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement will automatically be extended for an additional year unless the Board of Directors directs otherwise. The agreement provides that base salary will be reviewed by the Board of Directors not less often than annually. Mr. Cary’s base salary for 2003 was $155,000. In addition, the employment agreement provides for discretionary bonuses and participation in all other profit-sharing or retirement plans maintained by the Bank for employees of the Bank, as well as fringe benefits normally associated with the Bank employee’s office, including the use of a company car and the payment of country club dues. The employment agreement provides that Mr. Cary may be terminated by the Bank for cause, as defined in the agreement, and that the agreement may otherwise be terminated by the Bank (subject to vested rights) or by Mr. Cary. In the event of a change in control of the Company or the Bank, the term of Mr. Cary’s agreement will be automatically extended for four years from the date of the change of control, and Mr. Cary may terminate the agreement during the first two years after the change in control and receive a severance payment in an amount equal to 2.95 times his average annual compensation paid by the Bank during the prior five years. Mr. Cary receives no additional compensation for serving as the Company’s Chief Executive Officer and President.

Stock Option Plans. The Company has two stock option plans, the Employee Stock Option Plan (the “Employee Plan”) for employees of the Company and the Director Stock Option Plan (the “Director Plan”) for directors of the Company. The Employee Plan and the Director Plan are referred to collectively as the “Plans.” As part of the reorganization of MidCarolina Bank to holding company form in 2002, the Company assumed the obligations of the Bank under the Plans.

The Plans are designed to attract and retain qualified personnel in key positions, to provide directors and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company, and to reward directors and employees for outstanding performance. The Plans provide for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code and nonqualified or compensatory stock options. No cash consideration was paid by employees or directors for the award of the options under either Plan. The period for exercising the option is no more than ten years from the date of grant. The options granted under the Employee Plan vest at a rate of twenty (20%) percent per year.

The options granted under both plans become 100% vested upon death or disability or upon a change in control of the Company. In the event of a stock split, reverse stock split or stock dividend, the number of shares of stock under the Plans, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of the common stock outstanding.

Aggregated Option/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Option/SAR Values

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End(1)		Value of Unexercised in-the-Money Options/SARs at Fiscal Year End(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Randolph J. Cary, Jr.	0	$0	44,668	1,268	$784,817	$22,279

R. Craig Patterson	0	$0	19,800	0	$347,886	$0

(1)	Includes options to purchase 39,600 and 19,800 shares of common stock, with an exercise price of $5.68, granted to Mr. Cary and Mr. Patterson, respectively, pursuant to the Employee Stock Option Plan on January 8, 1998. All of these options are vested. Also includes options to purchase 5,336 shares of common stock with an exercise price of $7.58 granted to Mr. Cary, pursuant to the Employee Stock Option Plan on October 17, 2000. Twenty percent (20%) of these options vested on October 17, 2000, 2001, 2002, and 2003 and the remaining twenty percent (20%) will vest on October 17, 2004. No options were awarded to Mr. Patterson in 2000. All of these options become fully vested upon death or disability or upon a change in control of the Company. All option numbers and exercise prices reflect stock splits that occurred since the date of grant.

(2)	The price paid for the common stock in the last trade known to management to have occurred prior to December 31, 2003 was $17.57, which trade occurred on December 31, 2003.

Mr. Cary and Mr. Patterson did not exercise any options and were not granted any options under the Plans during the fiscal year ended December 31, 2003.

401(k) Profit Sharing Plan. The Bank has established a contributory savings plan for its employees, which meets the requirements of Section 401(k) of the Code. All employees who have completed three months of service and who are at least eighteen years of age may elect to contribute up to 15% of their compensation to the plan each year, subject to certain maximums imposed by federal law. Each year, the Bank determines the percentage of each participant’s contribution that it will match with an employer contribution. For purposes of the 401(k) profit sharing plan, compensation means a participant’s compensation received from the employer as reported on Form W-2.

Participants are fully vested in amounts that they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions or as discretionary contributions after five years of service according to the following schedule: one year, 20%; two years, 40%; three years, 60%; four years, 80%; five or more years, 100%.

Benefits under the plan are payable in the event of the participant’s retirement, death, disability or termination of employment. Normal retirement age under the plan is 65 years of age.

Equity Compensation Plan Information

The following table presents the numbers of shares of common stock to be issued upon the exercise of outstanding options; the weighted-average price of the outstanding options and the number of options remaining that may be issued under the Company’s stock option plans described below.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of shares to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by our stockholders	310,093[1]	$6.42	1,200
Equity compensation plans not approved by our stockholders	0	0	0
Total	310,093	$6.42	1,200

[1]	Of the 394,800 stock options issued under the Plans, a total of 290,314 of those stock options have vested or are exercisable within 60 days.

Certain Indebtedness and Transactions of Management

The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank’s policy concerning loans to executive officers and directors currently complies with these regulations.

PROPOSAL 2

On February 24, 2004, the Company’s Board of Directors adopted the MidCarolina Financial Corporation Omnibus Stock Ownership and Long Term Incentive Plan and directed that it be submitted to the stockholders for approval. The Omnibus Plan, which is a Company benefit plan, will not become effective unless the Company’s stockholders approve it. The purposes of the Omnibus Plan are to encourage and motivate key employees to contribute to the successful performance of the Company, the Bank and its subsidiaries and the growth of the market value of the common stock; to achieve a unity of purpose among the key employees and the Company’s stockholders by providing ownership opportunities, and a unity of interest in the achievement of the Company’s primary long term performance objectives; and to retain key employees by rewarding them with potentially tax-advantageous future compensation.

The employees of the Company and its subsidiaries, who are designated as eligible participants by the Board of Directors, may receive awards of Rights (as defined below) under the Omnibus Plan. The value of the benefits to be received by participants under the Omnibus Plan are not determinable. On March 15, 2004, the bid and ask quotations for the common stock on the Over the Counter Bulletin Board were $16.35 and $16.70, respectively.

The Omnibus Plan is administered by the Compensation Committee of the board of directors of the Bank (the “Committee”). Subject to the terms of the Omnibus Plan, the Committee and the Company Board has authority to construe and interpret, for eligible employees, the Omnibus Plan, to determine the terms and provisions of Rights (as defined below) to be granted under the Omnibus Plan, to define the terms used in the Omnibus Plan and in the Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Omnibus Plan, to determine the individuals to whom and the times at which Rights shall be granted and the number of shares to be subject to, or to underlie, each Right awarded, and to make all other determinations necessary or advisable for the administration of the Omnibus Plan. Each grant of a Right will be evidenced by a written agreement containing such terms and conditions consistent with the Omnibus Plan as the Committee or Board, as appropriate, may determine. If this Proposal 2 is approved by the shareholders, the number of shares of common stock available under the Omnibus Plan for grants of Rights will be 200,000, subject to appropriate adjustment for stock splits, stock combinations, reclassifications and similar changes.

The following description of the Omnibus Plan is a summary of its terms and is qualified in its entirety by reference to the Omnibus Plan, a copy of which is attached hereto as Appendix C.

Rights That May Be Granted

Under the Omnibus Plan, the Committee may grant or award eligible participants Options, rights to receive restricted shares of common stock, long term incentive units (each equivalent to one share of common stock), SARs and/or Book Value Shares. These grants and awards are referred to herein as the “Rights”. All Rights must be granted or awarded within ten (10) years of the date of the Company Board’s adoption of the Omnibus Plan.

Options. The Company Board currently anticipates awarding only grants of options under the Omnibus Plan. Neither the Company Board nor the Committee have made any determination regarding the amount or timing of any grants. Options granted under the Omnibus Plan to eligible employees may be either incentive stock options (“ISOs”) or non-qualified options (“NSOs”). The exercise price of an Option may not be less than 100% of the last transaction price of the common stock on the Over the Counter Bulletin Board (or, in the event the Company lists its shares on a different exchange, such as the NASDAQ Small Cap, the last transaction price of the common stock on the new exchange) on the date of grant.

The Committee shall determine the expiration date of each Option granted, up to a maximum of ten (10) years from the date of grant. In the Committee’s discretion, it may specify the period or periods of time within which each Option will first become exercisable, which period or periods may be accelerated or shortened by the Committee.

Each Option granted will terminate upon the expiration date established by the Committee or upon the earlier of (i) twelve (12) months after the holder ceases to be an eligible employee or director by reason of death or disability, and (ii) immediately as of the date the holder is no longer an eligible employee or director for any reason other than death or disability. In the event of a Change in Control Transaction (as that term is defined in the Omnibus Plan), any unvested options granted under the Omnibus Plan will immediately and automatically vest.

Restricted Stock. The Committee may, but does not currently intend to, award Rights to acquire shares of common stock subject to certain transfer restrictions (“Restricted Stock”) to eligible participants under the Omnibus Plan for such purchase price per share, if any, as the Committee, in its discretion, may determine appropriate. The Committee shall determine the expiration date for each Restricted Stock award, up to a maximum of ten (10) years from the date of grant. In the Committee’s discretion, it may specify the period or periods of time within which each Restricted Stock award will first become exercisable, which period or periods may be accelerated or shortened by the Committee.

Awards of Restricted Stock shall terminate in the same manner as described above in connection with the termination of Options.

Units. Under the Omnibus Plan, the Committee may, but does not currently intend to, grant to eligible directors and employees awards of long-term incentive units, each equivalent in value to one share of common stock (“Units”). Except as otherwise provided, Units so awarded may be distributed only after the end of a performance period of two (2) or more years, as determined by the Committee, beginning with the year in which the awards are granted.

The percentage of the Units awarded that are to be distributed will depend on the level of financial and other performance achieved by the Company during the performance period. The Committee may adopt one or more performance categories in addition to, or in substitution for, a performance category or may eliminate all performance categories other than financial performance. All performance categories other than financial performance may not be applied in the aggregate as a factor of more than one against financial performance.

As soon as practicable after each performance period, the percentage of Units awarded that are to be distributed, based on the levels of performance achieved, will be determined and distributed to the recipients of such awards in the form of a combination of shares of common stock and cash. Units awarded, but which the recipients are not entitled to receive, will be cancelled.

In the event of the death or disability of a Unit recipient prior to the end of any performance period, the number of Units awarded for such performance period will be reduced in proportion to the number of months remaining in the performance period after the date of death or disability; and the remaining portion of the award, if any, may, in the discretion of the Committee, be adjusted based upon the levels of performance achieved prior to the date of death or disability, and distributed within a reasonable time after death or disability. In the event a recipient of Units ceases to be an eligible employee for any reason other than death or disability, all Units awarded, but not yet distributed, will be cancelled.

In the event of a Change in Control Transaction (as that term is defined in the Omnibus Plan), any outstanding Units will immediately and automatically be reduced as appropriate to reflect a shorter performance period.

An amount equal to the dividend payable on one share of common stock (a “dividend equivalent credit”) will be determined and credited on the payment date to each Unit recipient’s account for each Unit awarded and not yet distributed or cancelled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of common stock that could be purchased at the last transaction price of the common stock on the Over the Counter Bulletin Board (or, in the event the Company lists its shares on a different exchange, such as the NASDAQ Small Cap, the last transaction price of the common stock on the new exchange) on the dividend payment date.

No dividend equivalent credits or distribution of Units may be credited or made if, at the time of crediting or distribution, (i) a regular quarterly dividend on the common stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of common stock; (ii) the rate of dividends on the common stock is lower than at the time the Units to which the dividend equivalent credit relates were awarded, adjusted for certain changes; (iii) estimated consolidated net income of the Company for the twelve-month period preceding the month the dividend equivalent credit or distribution would otherwise have been made is less than the sum of the amount of the dividend equivalent credits and Units eligible for distribution under the Omnibus Plan in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of common stock; or (iv) the dividend equivalent credit or distribution would result in a default in any agreement by which the Company is bound.

If an extraordinary event occurs during a performance period that significantly alters the basis upon which the performance levels were established, the Committee may make adjustments which it deems appropriate in the performance levels. Such events may include changes in accounting practices, tax, financial institution laws or regulations or other laws or regulations, economic changes not in the ordinary course of business cycles, or compliance with judicial decrees or other legal requirements.

Stock Appreciation Rights. The Omnibus Plan provides that the Committee may award to eligible employees Rights to receive cash based upon increases in the market price of common stock over the last transaction price of the Company Stock on the Over the Counter Bulletin Board (the “Base Price”) on the date of the award. The Committee may adjust the Base Price of a SAR based upon the market value performance of the common stock in comparison with the aggregate market value performance of a selected index or at a stated annual percentage rate. The expiration date of a SAR may be no more than ten years from the date of award.

Each SAR awarded by the Committee may be exercisable immediately or may become vested over such period or periods as the Committee may establish, which periods may be accelerated or shortened in the Committee’s discretion.

Each SAR shall terminate in the same manner as described in connection with the termination of Options.

Book Value Shares. The Omnibus Plan provides that the Committee may award to eligible employees long term incentive units, each equivalent in value to the book value of one share of common stock on the date of award (“Book Value Shares”). The Committee shall specify the period or periods of time within which each Book Value Share will vest, which period or periods may be accelerated or shortened by the Committee. Upon redemption, the holder of a Book Value Share will receive an amount equal to the difference between the book value of the common stock at the time the Book Value Share is awarded and the book value of the common stock at the time the Book Value Share is redeemed.

The expiration date of each Book Value Share awarded shall be established by the Committee, up to a maximum of ten (10) years from the date of award. However, awards of Book Value Shares shall earlier terminate in the same manner as described above in connection with the termination of Options.

Adjustments

In the event the outstanding shares of the common stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination, or reclassification, appropriate proportionate adjustments will be made in (i) the aggregate number and/or kind of shares which may be issued pursuant to exercise of, or which underlie, Rights; (ii) the exercise or other purchase price and the number and/or kind of shares acquirable under, or underlying, Rights; and (iii) rights and matters determined on a per share basis under the Omnibus Plan. Any such adjustment will be made by the Committee, subject to ratification by the Company Board. As described above, the Base Price of a SAR may also be adjusted by the Committee to reflect changes in a selected index. Except with regard to SARs awarded under the Omnibus Plan, no adjustment in the Rights will be required by reason of (i) the issuance of common stock, or securities convertible into or exchangeable for common stock or (ii) the issuance of shares of common stock by the Company in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Company or a subsidiary thereof in connection therewith.

Any shares of common stock allocated to Rights granted under the Omnibus Plan, which Rights are subsequently cancelled or forfeited, will be available for further allocation upon such cancellation or forfeiture.

Federal Income Tax Consequences of Options

Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees and to employee-directors under the Plans may be “incentive stock options” which are designed to result in beneficial tax treatment to the recipient but not a tax deduction to the Company.

The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the “Bargain Element”) of the acquired common stock’s fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such common stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an “Early Disposition”), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of common stock generally will constitute a capital gain or loss for tax purposes. The Company generally will not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee’s exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally will be entitled to deduct the Bargain Element as compensation paid to the optionee.

The Company may also chose to grant employees “nonqualified stock options.” In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of common stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. The Company will not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company will recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Termination and Amendment

Unless sooner terminated, the Omnibus Plan will continue in effect for a period of ten (10) years from the date the Omnibus Plan is approved by the Company’s shareholders and becomes effective by its terms.

The Company Board may at any time alter, suspend, terminate or discontinue the Omnibus Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Company Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Company Board may not, without the consent of a participant, make any alteration which would deprive the participant of his rights with respect to any previously granted Rights. Termination of the Omnibus Plan would not affect any previously granted Rights.

Rights to be Granted

The Committee intends to grant Rights to employees of the Company after stockholder approval of the Omnibus Plan is received. However, the Committee has made no determination regarding the amount or timing of any grant of Rights.

PROPOSAL 3

The Audit Committee of the Board of Directors retained Dixon Hughes PLLC (“Dixon Hughes”), the Company’s independent auditor for the year ended December 31, 2003, as the Company’s independent auditor for the year ended December 31, 2004. The Board of Directors has approved this appointment and is submitting it to the Company’s stockholders for ratification.

The Board of Directors expects representatives of Dixon Hughes to attend the Annual Meeting. The representatives of Dixon Hughes will be afforded an opportunity to make a statement, if they so desire and to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF DIXON HUGHES AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Fees Paid to Dixon Hughes

Audit Fees

Dixon Hughes’ aggregate fees for professional services rendered in connection with the audit of the Company’s financial statements for 2003 and 2002 and the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB during those fiscal years are estimated to be approximately $53,830 and $46,753, respectively.

Audit-Related Fees

Dixon Hughes’ aggregate fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were $13,690 and $2,910 for fiscal years 2003 and 2002, respectively. These fees were for services related to FHLB collateral verification, the Bank’s reorganization to holding company form, issuances of trust preferred securities and related interest rate swap, and matters related to stock options, the supplemental executive retirement plan, and bank-owned life insurance.

Tax Fees

Dixon Hughes’ aggregate fees for professional services rendered to the Company for tax compliance, advice, and planning were $8,402 and $5,642 for fiscal years 2003 and 2002, respectively.

All Other Fees

In addition to the fees outlined above, Dixon Hughes’ aggregate fees for additional products and services rendered were $2,035 and $1,420 during fiscal years 2003 and 2002, respectively. These fees were principally related to non-audit related accounting consultations.

Dixon Hughes’ fees are pre-approved by the Audit Committee in accordance with the policies and procedures of the Audit Committee set forth in the committee’s charter. The Audit Committee is required by its charter to pre-approve all audit and non-audit services provided by the Company’s independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, however, any decisions of the Audit Committee must be presented to the full Audit Committee at its next scheduled meeting. For 2003, 100% of the fees incurred were pre-approved. The Audit Committee has determined that the rendering of non-audit professional services by Dixon Hughes, as identified above, is compatible with maintaining the auditor’s independence.

The following table sets forth for the fiscal years indicated the percentage of auditor fees disclosed under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above that were pre-approved by the Audit Committee and the type of pre-approval received.

PERCENTAGE (%) OF AUDITOR FEES PRE-APPROVED BY AUDIT COMMITTEE

	Type of Pre-Approval
Type of Auditor Fees	Specific Service or Product Pre-Approved		Service or Product Pre-Approved Pursuant to Audit Committee Policy & Procedure		Waiver of Pre- Approval Applicable, but Approved Prior to Completion of Audit
	2003	2002	2003	2002	2003	2002
Audit-Related Fees	100%	100%	100%	100%	0%	0%
Tax Fees	100%	100%	100%	100%	0%	0%
All Other Fees	100%	100%	100%	100%	0%	0%

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

It is presently anticipated that the 2005 Annual Meeting of Stockholders will be held in May, 2005. In order for stockholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company’s main office (3101 South Church Street) not later than December 3, 2004, and meet all other applicable requirements for inclusion in the proxy statement.

In the alternative, a stockholder may commence his own proxy solicitation subject to the SEC’s rules on proxy solicitation and may present a proposal from the floor at the 2005 Annual Meeting of Stockholders. In order to do so, the stockholder must notify the Secretary of the Company in writing, at the Company’s main office no later than February 16, 2005, of his or her proposal. If the Secretary of the Company is not notified of the stockholder’s proposal by February 16, 2005, the Board of Directors may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board of Directors for the 2005 Annual Meeting.

The Company’s Bylaws provide that, in order to be eligible for consideration at a meeting of stockholders, all nominations of directors, other than those made by the Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which the nominations will be made. However, if less than 60 days notice of the meeting is given to stockholders, the nominations must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

OTHER MATTERS

Because no matters were presented to management prior to February 3, 2004, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby on any matters properly coming before the meeting, pursuant to the discretionary authority granted therein. As of the date of this mailing, management knows of no other matters to be presented for consideration at the Annual Meeting or any adjournments thereof.

MISCELLANEOUS

The Company’s Annual Report to Stockholders, including the Form 10-KSB which will be filed by the Company with the SEC, for the year ended December 31, 2003, that includes financial statements audited and reported upon by the Company’s independent auditor, is being mailed along with this Proxy Statement; however, except as specifically stated herein, it is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

By Order of the Board of Directors

/s/ RANDOLPH J. CARY, JR.

Randolph J. Cary, Jr. President and Chief Executive Officer

Burlington, North Carolina

April 15, 2004

APPENDIX A

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Corporate Governance Committee is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and by recommending to the Board the director nominees for the next annual meeting of stockholders; (2) to develop and recommend to the Board a set of corporate governance issues and policy guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board’s performance; and (4) to recommend to the Board director nominees for each Board committee.

Committee Membership

The Governance Committee should consist of the Chairman of the following Committees: Loan, Audit, Asset Liability, Strategic Planning and two at large members appointed by the Board of Directors. The size of the Committees of the Board of Directors shall be at the discretion of the Boards (other than the Governance Committee) so as to be effective and efficient.

The members of the Nominating and Corporate Governance Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Nominating and Corporate Governance Committee members may be removed and replaced by the Board.

Committee Powers, Authority, Duties and Responsibilities

1.	The Nominating and Corporate Governance Committee shall have the authority to obtain advice and assistance from internal or outside legal, accounting or other advisors.

2.	The Nominating and Corporate Governance Committee shall establish criteria for the selection of new directors, evaluate the qualifications of potential candidates for director, including any nominees submitted by stockholders under and in accordance with the provisions of the Company’s Bylaws, and recommend to the Board the nominees for election at the next annual meeting or any special meeting of stockholders and any person to be considered to fill a Board vacancy or a newly created directorship resulting from any increase in the authorize number of directors.

3.	The Nominating and Corporate Governance Committee shall oversee the orientation and training of newly elected directors, and continuing education of all members.

4.	The Nominating and Corporate Governance Committee shall annually recommend to the Board director nominees for each Board committee, taking into account the listing standards of the New York Stock Exchange and applicable laws, rules and regulations, including, with respect to the Compensation Committee, whether Compensation Committee members meet the definitions of (a) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (b) and “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

5.	The Nominating and Corporate Governance Committee shall be responsible for ensuring that executive sessions of the Board are held regularly

A-1

6.	The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees of determined to be necessary or advisable.

7.	The Nominating and Corporate Governance Committee shall make reports to the Board at its next regularly scheduled meeting following the meeting of the Nominating and Corporate Governance Committee accompanied by any recommendation to the Board.

8.	The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

9.	The Nominating and Corporate Governance Committee shall annually review its own performance.

10.	The Nominating and Corporate Governance Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

A-2

APPENDIX B

MIDCAROLINA FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

Revised October 16, 2003

Purpose

The principal purpose of the Audit Committee is to assist the Board of Directors of MidCarolina Financial Corporation (together with its subsidiaries, the “Company”) in fulfilling its responsibility to oversee: (i) the integrity of the Company’s financial statements; (ii) the Company’s financial reporting process; (iii) the Company’s systems of internal accounting and financial controls; (iv) the performance of the Company’s internal audit function and independent auditors; (v) the independent auditors’ qualifications and independence; and (vi) the Company’s compliance with its policies about ethical conduct and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and each of the independent auditors, the internal auditors, and management of the Company.

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditors and to any advisers, including independent counsel, that the Committee chooses to engage.

Committee Membership; Qualifications and Entitlements

The Audit Committee shall be comprised of no fewer than three independent members of the Board of Directors.

The Audit Committee’s members will meet the requirements of the applicable listing standards of the stock exchange or inter-dealer market on which the Company’s common stock is listed or qualified for quotation (“Listing Standards”). Accordingly, all members of the Committee shall be directors who:

•	Have no relationship with the Company’s management or with the Company that may interfere with the exercise of their independent judgment;

•	Do not receive any consulting, advisory or other compensatory fee from the Company, other than in the members’ capacities as members of the Board of Directors or any of its committees;

•	Are not “affiliated persons” (as defined by applicable law or regulation) of the Company, other than as members of the Board of Directors; and

•	Are financially literate as required by applicable law and Listing Standards.

In the event that regulations of the Securities and Exchange Commission (“SEC”) impose more stringent requirements or are otherwise in conflict with the Listing Standards, such regulations shall be controlling under this Charter.

In addition, at least one member of the Audit Committee will have accounting or related financial management expertise and be an “audit committee financial expert” (as that term is defined by the SEC or applicable Listing Standards) as determined by the Board of Directors.

Meetings

The Audit Committee shall meet three times per year, or more frequently as circumstances dictate. The Audit Committee may delegate authority to any subcommittees created by it and composed of one or more of its members or individuals when appropriate. Any such subcommittee or individual acting under authority delegated by the Audit Committee shall report any actions taken to the Committee at its next scheduled meeting. The Audit Committee shall report regularly to the Board of Directors.

Duties and Responsibilities

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board of Directors. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. In performing its role, the Audit Committee shall have the following specified duties and responsibilities:

•	The Audit Committee shall be responsible for the appointment, compensation, retention, termination and oversight of any registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall resolve any disagreements between the Company’s management and the auditor regarding financial reporting matters. The Company’s auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve any permitted non-audit services to be provided by the Company’s auditor.

•	The Audit Committee or its designated representative shall review and discuss with the Company’s management and independent auditor the annual and quarterly financial statements of the Company prior to the filing of such statements in the Company’s annual and quarterly reports with the Securities and Exchange Commission.

•	The Audit Committee shall receive and review summary reports from the Company’s internal auditor as to examination activities for the applicable reporting period and otherwise, as well as other significant findings, trends and conclusions.

•	The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

•	The Audit Committee shall establish procedures for the anonymous submission by the Company employees of concerns, questions or complaints regarding questionable accounting practices or auditing matters.

•	The Audit Committee shall review and approve any report required to be included in the Company’s annual proxy statement.

•	The Audit Committee shall comply with all applicable laws, rules, regulations and Listing Standards.

Authority and Funding

The Audit Committee shall have the authority to perform those duties and obligations set forth in this Charter. The Audit Committee shall also have access to, and the authority to engage, independent legal counsel and other advisors as the Audit Committee deems necessary to carry out its duties in its sole discretion, and all such fees, expenses and costs related thereto shall be paid by the Company.

The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Company’s auditor for audit and pre-approved non audit services.

APPENDIX C

MIDCAROLINA FINANCIAL CORPORATION

OMNIBUS STOCK OWNERSHIP AND

LONG TERM INCENTIVE PLAN

THIS IS THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN (“Plan”) of MidCarolina Financial Corporation (the “Company”), a North Carolina corporation with its principal office in Burlington, Alamance County, North Carolina, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, Units, and/or Book Value Shares may be granted from time to time to Eligible Employees of the Company and of any of its Subsidiaries (the “Subsidiaries”), subject to the following provisions:

ARTICLE I

DEFINITIONS

The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

Bank. MidCarolina Bank, Burlington, North Carolina.

Board. The Board of Directors of MidCarolina Bank.

Book Value Share. The Right of a BVS Recipient (as defined in Section 7.1) to receive cash compensation when, as and in the amounts described in Article VII.

Book Value Share Agreement. The agreement between the Company and the BVS Recipient with respect to Book Value Shares granted to such BVS Recipient, including such terms and provisions as are necessary or appropriate under Article VII.

Change In Control Transaction. A transaction in which (i) any “person” (as such term is defined in Section 3(a)(9) and 13(d)(3) of the 1934 Act), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

Code. The Internal Revenue Code of 1986, as amended.

Committee. The Compensation Committee of the Board, which shall be composed solely of two or more members of the Board who are “non-employee directors” as described in Rule 16(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

Common Stock. The Common Stock, no par value, of the Company.

Death. The date and time of death of an Eligible Employee who has received Rights, as established by the relevant death certificate.

Disability. The date on which an Eligible Employee who has received Rights becomes totally and permanently disabled as determined (i) by the Company’s disability insurance carrier (if the Eligible Employee is covered by a Company-owned disability policy) or by his or her disability insurance carrier (if the Eligible Employee is not covered by a Company-owned disability policy), (ii) under federal Social Security laws and regulations, or (iii) by a physician acceptable to the Company.

Effective Date. Pursuant to the action of the Board adopting the Plan, the date as of which this Plan is effective shall be the date it is approved by the Company’s shareholders.

Eligible Employees. Those individuals who meet the following eligibility requirements:

(i) Such individual must be a full time employee of the Company or a Subsidiary. For this purpose, an individual shall be considered to be an “employee” only if there exists between the Company or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

(ii) If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

(iii) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

Fair Market Value. With respect to the Company’s Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used: (i) if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (ii) if transactions in the Common Stock were quoted on the Nasdaq National Market on the date in question, then the Fair Market Value will be equal to the last-transaction price quoted by the Nasdaq National Market; (iii) if transactions in the Common Stock were quoted on a system of The Nasdaq Stock Market, Inc., but not the Nasdaq National Market, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by The National Stock Market, Inc. for such date; and (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate. The Committee shall maintain a written record of its method of determining Fair Market Value.

ISO. An “incentive stock option” as defined in Section 422 of the Code.

Non-Qualified Option. Any Option granted under Article III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

Option Agreement. The agreement between the Company and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.

Options. ISOs and Non-Qualified Options are collectively referred to herein as “Options;” provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

Plan Pool. A total of Two Hundred Thousand (200,000) shares of authorized, but unissued, Common Stock, and as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

Registration. The registration by the Company under the 1933 Act and applicable state “Blue Sky” and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

Restricted Stock. The Stock which a Holder (as defined in Section 4.1(a)) shall be entitled to receive when, as and in the amounts described in Article IV.

Restricted Stock Agreement. The agreement between the Company and a Holder with respect to Rights to receive Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

Rights. The rights to exercise, purchase or receive the Options, Restricted Stock, Units, SARs and Book Value Shares described herein.

Rights Agreement. An Option Agreement, a Restricted Stock Agreement, a Unit Agreement, a SAR Agreement or a Book Value Share Agreement.

SAR. The Right of a SAR Recipient (as defined in Section 6.1(a)) to receive cash when, as and in the amounts described in Article VI.

SAR Agreement. The agreement between the Company and a SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article VI.

SEC. The Securities and Exchange Commission.

Stock. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

Tax Withholding Liability. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

Transfer. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

Units. The Right of a Unit Recipient (as defined in Section 5.1(a)) to receive a combination of cash and Stock when, as and in the amounts described in Article V.

Unit Agreement. The agreement between the Company and Unit Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under Article V.

1933 Act. The Securities Act of 1933, as amended.

1934 Act. The Securities Exchange Act of 1934, as amended.

ARTICLE II

GENERAL

Section 2.1. Purpose. The purposes of this Plan are to encourage and motivate key employees to contribute to the successful performance of the Company and its Subsidiaries and the growth of the market value of the Common Stock; to achieve a unity of purpose among such directors, key employees and the Company’s shareholders by providing ownership opportunities, and a unity of interest among such parties in the achievement of the Company’s primary long term performance objectives; and to retain key employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Employees pursuant to the terms of this Plan.

Section 2.2. Administration.

(a) The Plan shall be administered by the Committee which meets, and shall continue to meet, the standards of Rule 16b-3(d)(1) promulgated by the SEC under the 1934 Act. Subject to the provisions of SEC Rule 16b-3(d)(1), the Committee may designate any officers or employees of the Company or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

(b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the Rights granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the Eligible Employees to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise, other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

(c) It shall be in the discretion of the Committee to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

(d) The Company may, at its discretion, register the (i) offering of shares of Stock pertaining to or underlying the Rights and the offering of Rights pursuant to this Plan, (ii) this Plan and (iii) the Rights, to the extent required, under the 1933 Act and applicable state securities and “Blue Sky” laws (the “Registration”). In such event, the Company shall make available to Eligible Employees receiving Rights, and/or shares of Stock in connection therewith, all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right, and/or shares of Stock in connection therewith, with such information about the Company as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible for determining the maximum number of Eligible Employees and the suitability of particular persons to be Eligible Employees in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

(e) In determining the Eligible Employees to whom Rights shall be granted and the number of shares of stock to be covered by each Right, the Committee shall take into account the nature of the services rendered by such Eligible Employees, their present and potential contributions to the success of the Company and/or the Subsidiaries and such other factors as the Committee shall deem relevant. An Eligible Employee who has been granted a Right under the Plan may be granted additional Rights under the Plan if the Committee shall so determine.

If, pursuant to the terms of the Plan, or otherwise in connection with the Plan, it is necessary that the percentage of stock ownership of an Eligible Employee be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

(f) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Committee, and until the Committee acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

Section 2.3. Stock Available For Rights.

(a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs, Units and Book Value Shares under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs, Units and Book Value Shares may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under the Plan to any Eligible Employee expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of the Plan as described in Section 8.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

(b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to ratification by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. Except as provided in Section 6.2(g), no such adjustments will be required by reason of (i) the issuance or sale by the Company for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Company or any subsidiary in connection therewith.

(c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

ARTICLE III

OPTIONS

Section 3.1. Grant of Options.

(a) The Company may grant Options to Eligible Employees as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, and (ii) the execution and delivery of an Option Agreement by the Eligible Employee optionee (the “Optionee”) and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

(b) The Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. The aggregate Fair Market Value (determined as of the time an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the “$100,000 Limitation”). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to the number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

Section 3.2. Exercise Price. The exercise price of each Option granted under the Plan (the “Exercise Price”) shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant of the Option. In the case of ISOs granted to a shareholder who owns capital stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (a “10% Shareholder”), the Exercise Price of each Option granted under the Plan to such 10% Shareholder shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant of the Option.

Section 3.3. Terms and Conditions of Options.

(a) All Options must be granted within ten (10) years of the Effective Date.

(b) The Committee may grant ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Employee.

(c) The grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

(d) At the discretion of the Committee, an Optionee, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee.

(e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the “Vesting Period”) with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion; provided that the Committee may, at the time of grant of an Option, designate that, notwithstanding any otherwise applicable Vesting Period, such Option shall vest immediately prior and subject to the consummation of a Change In Control Transaction (which may cause an Option granted as an ISO to be deemed a Non-Qualified Option).

(g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

(h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock underlying such Option until payment in full of the Exercise Price by such Optionee for the stock being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).

(i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the ISO or (ii) one (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited, to the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the

Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

Section 3.4. Exercise of Options.

(a) An Optionee must at all times be an Eligible Employee from the date of grant until the exercise of the Options granted, except as provided in Section 3.5(b).

(b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of withholding taxes pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event of the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, the second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

(c) As a condition to the issuance of the Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company’s Tax Withholding Liability required in connection with such exercise.

(d) The Exercise Price of an Option shall be payable to the Company either (i) in United States dollars, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) at the discretion of the Committee, through the delivery of outstanding shares of the Common Stock owned by the Optionee with a Fair Market Value at the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

Section 3.5. Term and Termination of Option.

(a) The Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted (the “Option Period”). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

(b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate upon the earlier of: (i) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the Optionee ceases to be an Eligible Employee for any reason other than Death or Disability. Any portions of Options not exercised within the foregoing periods shall terminate.

Section 3.6. Change in Control Transaction. All or any part of the Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any Option that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

Section 3.7. Restrictions On Transfer. An Option granted under Article III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

Section 3.8. Stock Certificates. Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

Section 3.9. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

Section 3.10. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE IV

RESTRICTED STOCK GRANTS

Section 4.1. Grants of Restricted Stock.

(a) The Company may grant Restricted Stock or Rights to receive Restricted Stock to Eligible Employees as provided in this Article IV. Shares of Restricted Stock, or Rights thereto, will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a Restricted Stock Agreement by the Eligible Employee to whom such Restricted Stock is to be issued (the “Holder”) and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been granted merely upon authorization by the Committee. The aggregate number of shares of Restricted Stock potentially acquirable under all Rights to acquire Restricted Stock shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

(b) Each grant of Restricted Stock, or Rights thereto, pursuant to this Article IV will be evidenced by a Restricted Stock Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Agreement will specify the purchase price per share (the “Purchase Price”), if any, with respect to the Restricted Stock to be issued to the Holder thereunder. The purchase price will be fixed by the Committee in its discretion. The Purchase Price will be payable to the Company in United States dollars in cash or by check or such other legal consideration as may be approved by the Committee, in its discretion.

(c) Without limiting the foregoing, each Restricted Stock Agreement shall include the following terms and conditions:

(i) Nothing contained in this Article IV, any Restricted Stock Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any Holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(ii) Except as otherwise provided herein, each Restricted Stock Agreement may specify the period or periods of time within which each Right to receive Restricted Stock or portion thereof will first become exercisable (the “Vesting Period”) with respect to the total number of shares of Restricted Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion; provided that the Committee may, at the time of grant of a Restricted Stock, designate that, notwithstanding any otherwise applicable Vesting Period, such Restricted Stock shall vest immediately prior and subject to the consummation of a Change In Control Transaction.

Section 4.2. Restrictions on Transfer of Restricted Stock.

(a) Rights to acquire Restricted Stock may not be Transferred, and shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws and set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.

(b) Any Transfer of Rights to acquire Restricted Stock and any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), or exercise any other legal or equitable remedy.

(c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company’s rights under a Restricted Stock Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock, and of the applicable Restricted Stock Agreement, as if the transferee were the original Holder of such Restricted Stock.

(d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by Holder and Holder’s spouse, to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

Section 4.3. Termination.

(a) The Committee shall determine, and each Restricted Stock Agreement shall state, the expiration date or dates of each Right to receive Restricted Stock, but such expiration date shall not be later than ten (10) years after the date such Rights are granted (the “Restricted Stock Period”). The Committee, in its discretion, may extend the expiration date or dates of a Restricted Stock Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 4.3(a).

(b) To the extent not previously exercised, each grant of Rights to receive Restricted Stock will terminate upon the expiration of the Restricted Stock Period specified in the Restricted Stock Agreement; provided, however, that each such grant of Rights to receive Restricted Stock will terminate upon the earlier of: (i) twelve (12) months after the date that the Holder ceases to be an Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the Holder ceases to be an Eligible Employee for any reason other than death or disability. Any portions of the grant of Rights to acquire Restricted Stock to a Holder not exercised within the foregoing periods shall terminate.

Section 4.4. Change in Control Transaction. All or any part of the grants of Rights to receive Restricted Stock theretofore made under the Plan shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any grant of a Right to receive Restricted Stock that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all grants of Restricted Stock, or Rights thereto, theretofore made, or the substitution for such grants of Restricted Stock, or Rights thereto, of grants of Restricted Stock to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the grants of Restricted Stock, or Rights thereto, theretofore made shall continue in the manner and under the terms so provided.

Section 4.5. Compliance with Law. Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition.

The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Employee would be issued Restricted Stock hereunder prior to such issuance.

Section 4.6. Stock Certificates. Certificates representing the Restricted Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Agreement and in the legends referred to in this Section 4.6, have been complied with.

Section 4.7. Market Standoff. To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will sell or otherwise Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC in connection with such offering.

Section 4.8. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the Holder of a Restricted Share previously granted, make any alteration which would deprive the Holder of his rights with respect thereto.

Section 4.9. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE V

LONG-TERM INCENTIVE COMPENSATION UNITS

Section 5.1. Awards of Units.

(a) The Committee may grant awards of Units to Eligible Employees as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a Unit Agreement by the Eligible Employee to whom Units are to be granted (a “Unit Recipient”) and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee. Units may be granted in such amounts and to such Unit Recipients as the Committee may determine in its sole discretion subject to the limitation in Section 5.2 below.

(b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

(c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two or more years (“Performance Period”) beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee for each year’s awards.

(d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.

(e) Distributions of Units awarded will be based on the Company’s financial performance with results from other performance categories applied as a factor, not exceeding one, against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed.

No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee.

(f) The percentage of Units awarded and which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called “Retained Units.”

(g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash. The Committee, in its sole discretion, will determine how much of the Retained Unit will be distributed in cash and how much will be distributed in shares of stock. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be cancelled.

(h) Notwithstanding any other provision in this Article V, the Committee, if it determines in its sole discretion that it is necessary or advisable under the circumstances, may adopt rules pursuant to which Eligible Employees by virtue of hire, or promotion or upgrade to a higher employee grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.

Section 5.2. Limitations. The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

Section 5.3. Terms and Conditions.

(a) All awards of Units must be made within ten (10) years of the Effective Date.

(b) The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article V.

(c) Nothing contained in this Article V, any Unit Award Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(d) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6(a).

Section 5.4. Special Distribution Rules.

(a) Except as otherwise provided in this Section 5.4, a Unit Recipient must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

(b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, whether before or after any event set forth in Section 5.4(b) below, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be cancelled.

(c) In case of the termination of the Unit Recipient’s status as an Eligible Employee prior to the end of any Performance Period for any reason other than Death or Disability, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and cancelled.

(d) Upon a Unit Recipient’s promotion to a higher employee grade classification, the Committee may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher employee grade classification for the current Performance Period.

Notwithstanding any other provision of the Plan, the Committee may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower employee grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be cancelled.

Section 5.5. Dividend Equivalent Units. On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the “Dividend Equivalent Credit”) on the payment date to each Unit Recipient’s account for each Unit which has been awarded to the Unit Recipient and not distributed or cancelled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

Section 5.6. Adjustments.

(a) In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.

(b) All or any part of the Units theretofore awarded under this Article V shall become immediately distributable (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of distribution would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any Units that have not been distributed on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all awards of Units theretofore made, or the substitution for such Units of awards of compensation units having comparable characteristics under a long term incentive award plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the awards of Units theretofore made shall continue in the manner and under the terms so provided.

Section 5.7. Other Conditions.

(a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article IV. Units under this Article V may not be Transferred.

(b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value on the Distribution Date (as defined in Section 5.7(d) below) of which is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

(c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or Nasdaq National

Market requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

(d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. The “Distribution Date” shall be the first business day of February in the year of distribution, except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee determines the distribution.

(e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

(i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Company;

(ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in Section 2.3(b).

(iii) Estimated consolidated net income of the Company for the twelve-month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

(iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Company is bound.

(f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, (ii) Units eligible for distribution under this Article V.

Section 5.8. Designation of Beneficiaries. A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Company prior to the Unit Recipient’s Death. In case of the Unit Recipient’s Death, the amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit Recipient’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Company shall have no further liability to anyone with respect to such amount.

Section 5.9. Restrictions On Transfer. Units granted under Article V may not be Transferred except as provided in Section 5.8, during the lifetime of the Unit Recipient to whom it was awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.

Section 5.10. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the Unit Recipient, make any alteration which would deprive the Unit Recipient of his rights with respect thereto.

Section 5.11. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE VI

STOCK APPRECIATION RIGHTS

Section 6.1. Grants of SARs.

(a) The Company may grant SARs to Eligible Employees under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee and (ii) the execution and delivery of a SAR Agreement by the Eligible Employee to whom the SARs are to be granted (the “SAR Recipient”) and a duly authorized officer of the Company. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

(b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Company and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

Section 6.2. Terms and Conditions of SARs.

(a) All SARs must be granted within ten (10) years of the Effective Date.

(b) Each SAR issued pursuant to this Article VI shall have an initial base value (the “Base Value”) equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR (the “SAR Issuance Date”).

(c) In its discretion and subject to the provisions of Section 6.2(b) (as to the establishment of the Base Value of a SAR), the Committee may establish that the Base Value of a SAR shall be adjusted, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of a selected index or at a stated annual percentage rate.

(d) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this Article VI will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(e) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the “SAR Vesting Period”) with respect to the total Cash Payment (as defined in Section 6.4(b)) receivable thereunder. Such SAR Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

(f) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

(g) A SAR Recipient shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by such SAR. However, adjustment shall be made to each SAR granted for dividends (ordinary or extraordinary, whether in cash, securities or other property), and upon the sale by the Company for cash of additional shares of its Common Stock.

Section 6.3. Restrictions on Transfer of SARs. Each SAR granted under this Article VI may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

Section 6.4. Exercise of SARs.

(a) A SAR Recipient, or his or her executors or administrators, or heirs or legatees, shall exercise a SAR of the SAR Recipient by giving written notice of such exercise to the Company. SARs may be exercised only upon the completion of the SAR Vesting Period applicable to such SAR.

(b) Within ten (10) days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable, under Section 6.2(f) as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, reduced by the Tax Withholding Liability arising from such exercise.

Section 6.5. Termination of SARs.

(a) The Committee shall determine in its sole discretion, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall not be later than ten (10) years after the date such SAR is granted (the “SAR Period”). The Committee, in its discretion, may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5(a).

(b) To the extent not previously exercised, each SAR will terminate upon the expiration of the SAR Period specified in the SAR Agreement; provided, however, that each such SAR will terminate upon the earlier of: (i) twelve (12) months after the date that the SAR Recipient ceases to be an Eligible Employee by reason of Death or Disability; or (ii) immediately as of the date that the SAR Recipient ceases to be an Eligible Employee for any reason other than by Death or Disability. Any SARs not exercised within the foregoing periods shall terminate.

Section 6.6. Change in Control Transaction. All or any part of the SARs theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any SAR that has not been fully exercised on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

Section 6.7. Designation of Beneficiaries. A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Company prior to the SAR Recipient’s Death. In case of the SAR Recipient’s Death, the amounts to be distributed to the SAR Recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient, in which event the Company shall have no further liability to anyone with respect to such amount.

Section 6.8. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the SAR Recipient, make any alteration which would deprive the SAR Recipient of his rights with respect thereto.

Section 6.9. Compliance With Rule 16b-3. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article VI are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article VI or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE VII

BOOK VALUE SHARES

Section 7.1. Grant of Book Value Shares. The Company may grant Book Value Shares to Eligible Employees (the “BVS Recipient”) as provided in this Article VII. Book Value Shares will be deemed granted pursuant to this Article VII only upon vote by the Committee, effective on even date thereon, and shall require the immediate execution and delivery of a Book Value Share Agreement by the BVS Recipient and a duly authorized officer of the Company. Book Value Shares will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of Book Value Shares potentially granted shall not exceed the total number of shares in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

Section 7.2. Initial Value. The initial value of each Book Value Share granted under this Plan (the “Initial Value”) shall be the book value of the Common Stock on the day of issuance.

Section 7.3. Terms and Conditions of Book Value Shares.

(a) All Book Value Shares must be granted within ten (10) years of the Effective Date.

(b) The Committee may make more than one grant of Book Value Shares to a BVS Recipient.

(c) Each grant of Book Value Shares shall be evidenced by a Book Value Share Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article VII.

(d) Nothing contained in Article VII, any Book Value Share Agreement or in any other agreement executed in connection with the granting of Book Value Shares under this Article VII will confer upon any BVS Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(e) Except as otherwise provided herein, each Book Value Share Agreement may specify the period or periods of time within which each Book Value Share or portion thereof will first become redeemable (the “Vesting Period”) with respect to the total number of Book Value Shares acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

(f) A BVS Recipient shall have no rights as a shareholder of the Company with respect to any shares of Common Stock represented by the Book Value Shares. An adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Book Value Shares is redeemed, except as provided in Sections 2.3(b).

Section 7.4. Redemption of Book Value Shares.

(a) A BVS Recipient must be an Eligible Employee at all times from the date of grant until the redemption of the Book Value Shares granted, except as provided in Section 7.5(b).

(b) A Book Value Share may be redeemed to the extent redeemable (i) by giving written notice of redemption to the Company, specifying the number of full Book Value Shares to be redeemed and, if applicable, accompanied by full payment of the amount of the Tax Withholding Liability pursuant to Section 7.4(c) below.

(c) As a condition to the redemption, in full or in part, of the Book Value Shares, the BVS Recipient will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Tax Withholding Liability required in connection with such exercise.

(d) Book Value Shares shall be redeemed for (i) the then current book value of the Common Stock, adjusted for the effects of dividends, the premium or discount resulting from the issuance of additional Common Stock as noted otherwise herein, and the mark to market valuation of the Company’s investment securities portfolio in accordance with FASB 115 less (ii) the Initial Value per share.

(e) The monies due shall be payable to the BVS Recipient either in United States dollars, in cash or by check, draft or money order payable to the order of the BVS Recipient.

Section 7.5. Term and Termination of Book Value Shares.

(a) The Committee shall determine, and each Book Value Share Agreement shall state, the expiration date or dates of such Book Value Shares, but such expiration date shall be not later than ten (10) years after the date such Book Value Share was granted (the “Book Value Share Period”).

(b) To the extent not previously redeemed, each Book Value Share held by a BVS Recipient will terminate upon the expiration of the Book Value Share Period specified in the Book Value Share Agreement; provided, however, that, subject to the provisions of Section 7.5(a), each such Book Value Share will terminate upon the earlier of: (i) immediately as of the date that the BVS Recipient ceases to be an Eligible Employee for any reason, other than by reason of Death or Disability, or (ii) twelve (12) months after the date that the BVS Recipient ceases to be an Eligible Employee by reason of Death or Disability. Any portions of Book Value Shares not redeemed within the foregoing periods shall terminate. The Committee may, in its discretion, specify in the agreement other events that will result in the termination of the Book Value Shares.

Section 7.6. Change in Control Transaction. All or any part of the Book Value Shares theretofore granted under this Article VII shall become immediately redeemable in full and may thereafter be redeemed on the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of redeemability would result in an “excess parachute payment” within the meaning of Section 280G of the Code). Any Book Value Shares that have not been fully redeemed on or before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Book Value Shares theretofore granted, or the substitution for such Book Value Shares of book value shares of the successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Book Value Shares theretofore granted shall continue in the manner and under the terms so provided.

Section 7.7. Restrictions on Transfer. A Book Value Share granted under Article VII may not be Transferred and during the lifetime of the BVS Recipient and may be exercised only by such BVS Recipient.

Section 7.8. Evidence of Participation. In lieu of certificates representing the Book Value Shares issued pursuant to this Agreement, the Book Value Share Agreement shall serve as evidence of ownership.

Section 7.9. Amendment and Discontinuance. The Board may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required shareholder approval or any shareholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the BVS Recipient, make any alteration which would deprive the BVS Recipient of his rights with respect thereto.

ARTICLE VIII

MISCELLANEOUS

Section 8.1. Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

Section 8.2. No Obligation to Exercise Right. The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

Section 8.3. Term of Plan. Except as otherwise specifically provided herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.

Section 8.4. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

Section 8.5. Expenses of Administration of Plan. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company or by one or more Subsidiaries. The Company shall indemnify, defend and hold each member of the Committee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Committee’s powers and the discharge of the Committee’s duties hereunder.

Section 8.6. Governing Law. Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

Section 8.7. Inspection of Plan. A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Company and shall be shown to any proper person making inquiry about it.

Section 8.8. Severable Provisions. The Company intends that the provisions of Articles III, IV, V, VI and VII, in each case together with Articles I, II and VIII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.

REVOCABLE PROXY	MIDCAROLINA FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

___________________________	YOUR CONTROL NUMBER

The undersigned hereby appoints the official proxy committee, consisting of all members of the Board of Directors of MidCarolina Financial Corporation (the “Company”), each with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Ramada Inn of Burlington, 2703 Ramada Road, Burlington, NC 27215 on May 20, 2004, at 10:00 a.m., local time, and at any and all adjournments thereof, on the matters listed on the back side and more fully described in the Notice of Meeting and Proxy Statement dated April 15, 2004.

The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed on the reverse, FOR approval of the MidCarolina Financial Corporation Omnibus Stock Ownership and Long Term Incentive Plan, and FOR the ratification of the appointment of Dixon Hughes PLLC by the Company’s Audit Committee as the independent auditor for the Company for the fiscal year ending December 31, 2004, and in accordance with the Board of Directors’ discretion on such other matters as may properly come before the Meeting. If instructions are given as to one but not all proposals. such instructions as are given will be followed and the Proxy will be voted as indicated above on the proposal(s) for which no instructions are given.

The undersigned may revoke this Proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the Proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

To be completed, signed and dated on reverse side.

MIDCAROLINA FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

YOU MAY VOTE YOUR PROXY BY TOLL-FREE TELEPHONE

OR COMPLETE THE PROXY CARD ABOVE

AND RETURN IT BY MAIL

TO VOTE BY TELEPHONE, USE THE CONTROL NUMBER SHOWN IN THE BOX BELOW

Call Toll-Free

on a Touch-Tone Phone

24 hours a day, 7 days a week

1-866-361-3803

___________________________	YOUR CONTROL NUMBER

Have this form available when you call the toll-free number. Then, just enter your control number and follow the simple prompts that will be presented to you.

You may change your telephone vote by calling again. Do not return the card if you have voted by telephone. You may vote by telephone to revoke a prior mail vote.

The Board of Directors recommends a vote FOR each of the listed proposals.

1. To elect five persons who will serve as directors of the Company until the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualify.		3. To ratify the appointment of Dixon Hughes PLLC by the Company’s Audit Committee as the independent auditor for the Company for the fiscal year ending December 31, 2004.	FOR AGAINST ABSTAIN ☐ ☐ ☐
☐ FOR all nominees listed below (except as marked to the contrary below).	☐ WITHHOLD authority to vote for all nominees listed below.
4. To transact any other business that properly comes before the AnnualMeeting or any adjournments. The Board of Directors is not aware of any other business to be considered at the meeting.
Nominees: 01 - Randolph J. Cary, Jr., 02 - James R. Copland, III, 03 - Ralph M. Holt, Jr., 04 - John K. Roberts, and 05 - Robert A. Ward

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement each dated April 15, 2004, and hereby revokes any Proxy or Proxies heretofore given. Please be sure to sign and date this proxy.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below.

2. To approve the MidCarolina Financial Corporation Omnibus Stock Ownership and Long Term Incentive Plan.	FOR AGAINST ABSTAIN ☐ ☐ ☐	____________________________________________________ Stockholder, sign above. Co-holder, if any, sign above.

______________________

Please sign exactly as your name appears on the reverse. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, either holder may sign, but only one signature is required.

Date

Fold, detach at the perforation and mail promptly in the enclosed postage-paid envelope if you have not voted by telephone.